EXHIBIT 10.1

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS EXHIBIT.  THE REDACTIONS ARE INDICATED WITH “*[Redacted]*”.  A COMPLETE VERSION OF THIS AGREEMENT AND EXHIBIT HAS BEEN FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

AMENDED AND RESTATED ALUMINUM PURCHASE AGREEMENT
This Amended and Restated Aluminum Purchase Agreement (“Agreement”) is dated as of February 23, 2015, by and between Century Aluminum Company, a Delaware corporation (“Century Parent”), NSA General Partnership, a Kentucky general partnership (“NSA”), Century Aluminum Sebree LLC, a Delaware limited liability company (“Sebree”), Century Aluminum of South Carolina, Inc., a Delaware corporation (“CASC”), Century Aluminum of West Virginia, Inc., a Delaware corporation (“CAWV”) and Glencore Ltd., a Swiss corporation (“Glencore” and collectively with Century Parent, NSA, Sebree, CASC and CAWV, the “Parties” and each of the foregoing being a “Party”).
RECITALS
Glencore wishes to purchase from NSA, Sebree, CASC and CAWV (collectively with Century Parent, “Century”) all of the Aluminum that is produced at the Century North America Facilities (excluding Recycled Aluminum and Scrap Aluminum) as finished goods during the 2015 and 2016 Contract Years, and Century wishes to sell such Aluminum to Glencore, on the terms and conditions set forth in this Agreement. This Agreement shall amend and restate, in all respects, that certain Aluminum Purchase Agreement, dated as of December 31, 2014, by and among the Parties.
Accordingly, the Parties hereby agree as follows:
1.(1)   Definitions. The following terms will have the meanings specified below:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS EXHIBIT.  THE REDACTIONS ARE INDICATED WITH “*[Redacted]*”.  A COMPLETE VERSION OF THIS AGREEMENT AND EXHIBIT HAS BEEN FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”) with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.
“Aluminum” means primary aluminum, other than Aluminum produced by Century for Special Sales.
“Base Premiums” means the High Purity Base Premium, the Billet Base Premium, the HDC/Small Form Base Premium and the Slab Base Premium.
“Billet Base Premium” means (x) *[Redacted]* for Billet produced at the Mt. Holly Facility and (y) *[Redacted]* for Billet produced at the Sebree Facility *[Redacted]*.
“Business Day” means any day (other than a Saturday, Sunday or legal holiday) on which banks are open for business in New York, New York and Chicago, Illinois.
“Century North America Facilities” means the Hawesville Facility, the Mt. Holly Facility, the Sebree Facility and the Ravenswood Facility.
“Century’s Additional Casting Costs” means the costs *[Redacted]* set forth on Exhibit A (or as are otherwise agreed by the Parties from time to time) of casting specified shapes and alloys of Aluminum, in each case to be applied hereunder on a pound for pound basis. These costs will be adjusted for subsequent calendar quarters based upon actual alloy costs incurred by Century in the preceding calendar quarter. In addition, in the fourth quarter of 2015,

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS EXHIBIT.  THE REDACTIONS ARE INDICATED WITH “*[Redacted]*”.  A COMPLETE VERSION OF THIS AGREEMENT AND EXHIBIT HAS BEEN FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

the Parties will adjust the costs set forth in Exhibit A to reflect changes, if any, in Century’s actual production costs and such costs will become effective beginning on January 1, 2016.
“Century-Produced Aluminum” means any Aluminum produced at a Century North America Facility.
“Century’s Reimbursable Costs” means the *[Redacted]*.
“Committed Quantities High Purity Premium Percentage” means the applicable percentage set forth below:
*[Redacted]*
“Contract Year” means each 12-month period from January 1, 2015 through December 31, 2015 and January 1, 2016 through December 31, 2016.
“Customer” means a third-party customer of Glencore. For the avoidance of doubt, no Affiliate of Glencore shall be considered a Customer unless agreed to in advance by Century.
“Customer Premium” means the per pound product or purity premium (over either a fixed or floating Metals Week US Transaction Price) (i) charged by Glencore to its Customer for a resale of Century-Produced Aluminum or (ii) charged to a customer in the case of sales of Molten Aluminum described in Section 12. In such cases where a Customer is charged using LME Plus Pricing, then the Customer Premium for such sale shall be equal to the average product premium charged by Glencore to other Customers for sales entered into during the same calendar quarter for substantially similar volumes of substantially similar products to be calculated in good faith by the Parties (in the event that no substantially similar sales exist, the

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS EXHIBIT.  THE REDACTIONS ARE INDICATED WITH “*[Redacted]*”.  A COMPLETE VERSION OF THIS AGREEMENT AND EXHIBIT HAS BEEN FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

Parties will negotiate in good faith to determine the appropriate Customer Premium with respect to such sales).
“Extended Payment Term Charge” means charges (or credits) to a Customer for payment terms longer or shorter than net 30 days *[Redacted]*.
“Glencore’s Reimbursable Costs” means the *[Redacted]*.
“Hawesville Facility” means the primary aluminum reduction facility owned by CAKY and located in Hawesville, Kentucky.
“HDC means horizontal direct chill Aluminum in ingot form.
“HDC/Small Form Base Premium” means:
(i) for Foundry: (A) *[Redacted]* produced at the Mt. Holly Facility and (B) *[Redacted]* produced at the Sebree Facility; and
(ii) for Prime: *[Redacted]*.
“High Purity” means all grades of Aluminum that are P0404A or better.
“High Purity Base Premium” means an amount equal to:
*[Redacted]*
“High Purity Premium Percentage” means the applicable percentage set forth below:
*[Redacted]*
“LME Plus Pricing” means pricing that is set as a premium above the LME price rather than the Metals Week US Transaction Price.
“Metals Week US Transaction Price” means the arithmetic average of the daily Metals Week US Transaction Price per pound for high grade aluminum (99.7 purity), published

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS EXHIBIT.  THE REDACTIONS ARE INDICATED WITH “*[Redacted]*”.  A COMPLETE VERSION OF THIS AGREEMENT AND EXHIBIT HAS BEEN FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

in Platts Metals Week over the applicable Quotation Period. If Platts Metals Week ceases publication, the Parties shall in good faith seek a substitute publication or reference that most nearly approximates the price reflected in Platts Metals Week.
“MT” means metric tons of 1,000 kilograms (or 2,204.62 pounds) each.
“Mt. Holly Facility” means the primary aluminum reduction facility located in Berkeley County, South Carolina.
*[Redacted]*
“Offgrade Aluminum” means Unalloyed Aluminum which does not meet the Specifications for P1020A or better.
*[Redacted]*
“Other Aluminum” means P1020A Aluminum (other than P1020A Aluminum in Tee Bar form), P0610A Aluminum and Offgrade Aluminum.
“Other High Purity Premium Percentage” means the applicable percentage set forth below:
*[Redacted]*
“Person” means an individual, partnership, corporation, limited liability company, joint stock company, land trust, business trust, or unincorporated organization, or a government or agency or political subdivision thereof.
“Quotational Period” means (i) for all sales of Aluminum by Century to Glencore hereunder (other than Special Sales and except as provided in Section 22(c)(i)), the *[Redacted]* in which the Aluminum is scheduled to be delivered to Glencore hereunder; provided that, the Quotational Period for January and February 2015 shall be *[Redacted]* and (ii) for all Special

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS EXHIBIT.  THE REDACTIONS ARE INDICATED WITH “*[Redacted]*”.  A COMPLETE VERSION OF THIS AGREEMENT AND EXHIBIT HAS BEEN FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

Sales (except as provided in Section 22(c)(i)), *[Redacted]* in which the Aluminum is scheduled to be delivered to Glencore hereunder; provided that, the Quotational Period for January, February and March 2015 shall be *[Redacted]*.
“Ravenswood Facility” means the primary aluminum reduction facility owned by CAWV and located in Ravenswood, West Virginia.
“Recycled Aluminum” means all recycled scrap ingots and other aluminum products, including pot pads, which Century intends to sell or deliver to third parties for reclamation or reprocessing during the 2015 and 2016 Contract Years.
“Scrap Aluminum” means aluminum resulting from the collection and/or recovery of metal that arises as a by-product at various production stages, which Century intends to sell or deliver to third parties during the 2015 and 2016 Contract Years.
“Sebree Facility” means the primary aluminum reduction facility owned by Sebree and located in Robards, Kentucky.
“Slab Base Premium” means (i) *[Redacted]* for Slab produced at the Sebree Facility and (ii) such amount as the Parties may agree in good faith for Slab produced at the Hawesville Facility.
“Small Form” means standard ingot or HDC having a weight less than or equal to fifty pounds.
“Special Sales” means *[Redacted]*. The Parties may agree from time to time to exclude certain Special Sales from this Agreement and such excluded Special Sales shall not be included in the Take or Pay Commitment hereunder.
“Specifications” means the applicable specifications set forth on Exhibit B.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS EXHIBIT.  THE REDACTIONS ARE INDICATED WITH “*[Redacted]*”.  A COMPLETE VERSION OF THIS AGREEMENT AND EXHIBIT HAS BEEN FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

“Spot Sale” means any contract for the sale of Century-Produced Aluminum by Glencore having a term that is less than one calendar year.
“Stored Property” means any Aluminum stored for Glencore pursuant to Section 23 of this Agreement.
“Third-Party Aluminum” means Aluminum which Glencore or its Affiliates produces or purchases from Persons other than Century.
(a)    Table of Additional Definitions.
The following terms have the meanings set forth in the Sections set forth below:
Definition    Location
Additional Committed Quantities    Section 3(b)(i)
Base Committed Quantities    Section 3(b)(i)
Billet    Section 5(a)
Committed Quantities    Section 3(b)(i)
Fixed Premium    Section 3(b)(ii)
Fixed Premium Aluminum    Section 3(b)(ii)
Fixed Premium Foundry Tee Bar    Section 7(c)
Fixed Premium P0506A Aluminum    Section 9(c)
Fixed Premium High Conductivity Sow    Section 13(c)
Force Majeure    Section 22(a)
Foundry Tee Bar    Section 7(a)
HDC/Small Form Committed Quantities    Section 6(b)
High Conductivity Sow    Section 13(a)
High Purity Committed Quantities    Section 4(b)
Molten Aluminum    Section 12
Monthly Orders    Section 14
Other Foundry Tee Bar    Section 7(d)(i)
Other HDC/Small Form    Section 6(e)(i)
Other High Conductivity Sow    Section 13(d)(i)
Other High Purity    Section 4(e)(i)
Other Slab    Section 8(e)(i)
P0610A Base Payment    Section 6(d)(i)
Slab    Section 8(a)
Slab Committed Quantities    Section 8(b)
Take or Pay Commitment    Section 3(a)
Tee Bar    Section 7(a)
Unalloyed Aluminum    Exhibit B

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS EXHIBIT.  THE REDACTIONS ARE INDICATED WITH “*[Redacted]*”.  A COMPLETE VERSION OF THIS AGREEMENT AND EXHIBIT HAS BEEN FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

Unalloyed Tee Bar    Section 7(a)
2.    Term. This Agreement shall become effective as of the date hereof, for deliveries beginning on January 1, 2015, and shall continue in force through December 31, 2016, unless sooner terminated pursuant to the terms hereof.
3.    Quantity; Take or Pay.
(a)    Take or Pay. Subject to the terms and conditions set forth in this Agreement (including, without limitation, Section 3(c)), and the separate agreements relating to Special Sales, Century will sell to Glencore, and Glencore will purchase from Century, all Aluminum (including Special Sales) produced at the Century North America Facilities during the 2015 and 2016 Contract Years, except for the amounts set forth on Exhibit D (the “Take or Pay Commitment”).
(b)    Committed and Non-Committed Quantities.
(i)    As part of the Take or Pay Commitment, Glencore will purchase certain committed quantities of particular grades, forms and shapes of Aluminum (collectively, the “Committed Quantities”) as set forth in Sections 4(b), 5(b), 6(b) and 8(b). Prior to December 31 of each Contract Year, the Parties shall meet and agree in good faith upon the division of the Committed Quantities for the following Contract Year into two categories: (x) Committed Quantities for which Glencore has entered into a corresponding sales agreement with a Customer (“Base Committed Quantities”) and (y) all other Committed Quantities (“Additional Committed Quantities”).
(ii)    The Parties shall agree in good faith prior to December 31 of each Contract Year on a fixed premium determined as provided on Exhibit F (the “Fixed Premium”)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS EXHIBIT.  THE REDACTIONS ARE INDICATED WITH “*[Redacted]*”.  A COMPLETE VERSION OF THIS AGREEMENT AND EXHIBIT HAS BEEN FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

for each applicable Aluminum product for the following Contract Year for (x) all Century-Produced Aluminum that is part of the Base Committed Quantities and (y) any other Century-Produced Aluminum for which Glencore has entered into a corresponding sales agreement with a Customer for such Contract Year that is not part of the Base Committed Quantities (the Aluminum described in the foregoing clauses (x) and (y) being the "Fixed Premium Aluminum"). The quantities of Fixed Premium Aluminum and the agreed Fixed Premiums shall be documented in a pricing sheet agreed to by the Parties for each Contract Year. Once determined, the Fixed Premium shall apply to all quantities of Fixed Premium Aluminum produced in the applicable year and shall not be subject to change without the mutual written consent of all Parties.
(iii)    For Additional Committed Quantities, Glencore has agreed to pay Century a Base Premium as set forth in Sections 4(d)(i), 5(d)(i), 6(d)(i), and 8(d)(i).
(iv)    For non-Committed Quantities purchased by Glencore hereunder, no Base Premium will be due, provided that, for any quantities specifically ordered by Glencore in addition to the Committed Quantities, Glencore will pay the Base Premium as set forth in Sections 4(d)(i), 5(d)(i), 6(d)(i), and 8(d)(i) as if such quantities constituted Additional Committed Quantities. Subject to Section 14, all production satisfying the applicable alloy, grade, size and shape requirements will be treated as part of the applicable Committed Quantity until the applicable Committed Quantity has been purchased by Glencore.
(c)    Additional Capacity. If Century or any of its Affiliates re-starts the Ravenswood Facility, increases production capacity at any of the Century North America Facilities or acquires any other Aluminum production facility in North America (an

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS EXHIBIT.  THE REDACTIONS ARE INDICATED WITH “*[Redacted]*”.  A COMPLETE VERSION OF THIS AGREEMENT AND EXHIBIT HAS BEEN FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

“Acquisition”), Century will sell and Glencore will purchase any resulting increased or additional production of Aluminum pursuant to this Agreement, with any required modifications to this Agreement (including alloys, grades, forms, shapes and prices) to be agreed by the Parties in good faith; provided that, in the case of any Acquisition, any production of Aluminum from the acquired facility that is sold or committed to be sold to a third party at the time of or in connection with the Acquisition shall be excluded from the foregoing.
4.    High Purity.
(a)    Take or Pay. Pursuant to the Take or Pay Commitment, Glencore will purchase all High Purity produced at the Century North America Facilities during the 2015 and 2016 Contract Years.
(b)    Committed Quantities. The total Committed Quantities of High Purity will be (i) *[Redacted]* for Contract Year 2015 and (ii) for Contract Year 2016 the greater of (1) *[Redacted]* or (2) the quantity of High Purity produced by Century and sold by Glencore in Contract Year 2015 plus *[Redacted]*, but not to exceed *[Redacted]* (the “High Purity Committed Quantities”). Such High Purity Committed Quantities will be subdivided into grades of High Purity as set forth on Exhibit E for Contract Year 2015, and as will be agreed by the Parties in good faith for Contract Year 2016 in the fourth quarter of Contract Year 2015.
(c)    Payments for Base Committed Quantities of High Purity. Glencore will make a fixed payment to Century for each pound of Base Committed Quantities of High Purity delivered to Glencore in an amount equal to (1) the Metals Week US Transaction Price and (2) the applicable Fixed Premium.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS EXHIBIT.  THE REDACTIONS ARE INDICATED WITH “*[Redacted]*”.  A COMPLETE VERSION OF THIS AGREEMENT AND EXHIBIT HAS BEEN FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

(d)    Payments for Additional Committed Quantities of High Purity.
(i)    Fixed Payment. Glencore will make a fixed payment to Century for each pound of Additional Committed Quantities of High Purity (or any additional pounds of High Purity ordered by Glencore in excess of the High Purity Committed Quantities) delivered to Glencore in an amount equal to the sum of (1) the Metals Week US Transaction Price, (2) *[Redacted]* for High Purity in Small Form and (3) the High Purity Base Premium.
(ii)    Additional Payment. Following the final sale of any Additional Committed Quantities of High Purity to Customers by Glencore, Glencore will make an additional payment to Century for each such pound of Additional Committed Quantities of High Purity in the positive amount (if any) equal to:
(A)    the High Purity Premium Percentage times
(B)     the amount of the Customer Premium minus the sum of (1) Glencore’s Reimbursable Costs, (2) any Small Form premium paid pursuant to Section 4(d)(i)(2) and (3) the High Purity Base Premium.
(e)    Payments for Other High Purity.
(i)    Fixed Payment. For each pound of High Purity delivered by Century to Glencore in excess of the applicable High Purity Committed Quantities (all such deliveries, “Other High Purity”), Glencore will make a fixed payment to Century equal to the sum of (1) the Metals Week US Transaction Price, and (2) *[Redacted]* for High Purity in Small Form.
(ii)    Additional Payment. Following the final sale of any Other High Purity to Customers by Glencore, Glencore will make an additional payment to Century for each such pound of Other High Purity in the positive amount (if any) equal to:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS EXHIBIT.  THE REDACTIONS ARE INDICATED WITH “*[Redacted]*”.  A COMPLETE VERSION OF THIS AGREEMENT AND EXHIBIT HAS BEEN FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

(A)    the Other High Purity Premium Percentage times
(B)     the amount of the Customer Premium minus the sum of (1) Glencore’s Reimbursable Costs and (2) any Small Form premium paid pursuant to Section 4(e)(i)(2).
(f)    Commercially Reasonable Efforts. Glencore will use commercially reasonable efforts to sell all High Purity at the highest Customer Premium possible *[Redacted]*.
(g)    High Purity in Small Form. The Parties will work in good faith to explore the feasibility of producing High Purity in Small Form at the Sebree facility. High Purity in Small Form purchased by Glencore hereunder will satisfy Glencore’s obligation to purchase both the High Purity Committed Quantities and the HDC/Small Form Committed Quantities on a pound for pound basis.
5.    Billet.
(a)    Take or Pay. Pursuant to the Take or Pay Commitment, Glencore will purchase all Aluminum in billet form (“Billet”) produced at the Century North America Facilities during the 2015 and 2016 Contract Years.
(b)    Committed Quantities. The Committed Quantities of Billet for Contract Years 2015 and 2016 are *[Redacted]* Billet produced at the Century North America Facilities during such Contract Years.
(c)    Payments for Base Committed Quantities of Billet. Glencore will make a fixed payment to Century for each pound of Base Committed Quantities of Billet delivered to Glencore in an amount equal to (1) the Metals Week US Transaction Price and (2) the applicable Fixed Premium.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS EXHIBIT.  THE REDACTIONS ARE INDICATED WITH “*[Redacted]*”.  A COMPLETE VERSION OF THIS AGREEMENT AND EXHIBIT HAS BEEN FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

(d)    Payments for Additional Committed Quantities of Billet.
(iii)    Fixed Payment. Glencore will make a fixed payment to Century for each pound of Additional Committed Quantities of Billet delivered to Glencore in an amount equal to the sum of (1) the Metals Week US Transaction Price, (2) the Billet Base Premium and (3) Century’s Additional Casting Costs.
(iv)    Additional Payment. Following the final sale of any Additional Committed Quantities of Billet to Customers by Glencore, Glencore will make an additional payment to Century for each such pound of Billet in the positive amount (if any) equal to:
(A) *[Redacted]*% of
(B) the amount of the Customer Premium for such Billet minus the sum of (1) the Billet Base Premium, (2) Glencore’s Reimbursable Costs and (3) Century’s Additional Casting Costs.
6.    HDC and Small Form Products.
(a)    Take or Pay. Pursuant to the Take or Pay Commitment, Glencore will purchase all HDC and Small Form Aluminum produced at the Century North America Facilities during the 2015 and 2016 Contract Years.
(b)    Committed Quantities. The Committed Quantities of HDC and Small Form Aluminum are (i) in Contract Year 2015, *[Redacted]* produced at the Mt. Holly Facility and *[Redacted]* produced at the Sebree Facility and (ii) in Contract Year 2016, such quantities as the Parties shall agree in the fourth quarter of 2015 based upon applicable production levels, cast house capabilities and market conditions (the “HDC/Small Form Committed Quantities”), provided that the HDC/Small Form Committed Quantities for Contract Year 2016 shall be at

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS EXHIBIT.  THE REDACTIONS ARE INDICATED WITH “*[Redacted]*”.  A COMPLETE VERSION OF THIS AGREEMENT AND EXHIBIT HAS BEEN FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

least equal to the lesser of (i) Glencore’s actual sales of HDC and Small Form Aluminum produced by Century in 2015 and (ii) the HDC/Small Form Committed Quantities for Contract Year 2015.
(c)    Payments for Base Committed Quantities of HDC/Small Form. Glencore will make a fixed payment to Century for each pound of Base Committed Quantities of HDC/Small Form delivered to Glencore in an amount equal to (1) the Metals Week US Transaction Price and (2) the applicable Fixed Premium.
(d)    Payments for Additional Committed Quantities of HDC/Small Form.
(i)    Fixed Payment. Glencore will make a fixed payment to Century for each pound of Additional Committed Quantities of HDC/Small Form (or any additional pounds of HDC or Small Form Aluminum ordered by Glencore in excess of the HDC/Small Form Committed Quantities) delivered to Glencore in an amount equal to the sum of (1) the Metals Week US Transaction Price, (2) the HDC/Small Form Base Premium, (3) *[Redacted]* for P0610A, if applicable (“P0610A Base Payment”) and (4) Century’s Additional Casting Costs.
(ii)    Additional Payment. Following the final sale of any HDC/Small Form Committed Quantities to Customers by Glencore, Glencore will make an additional payment to Century for each such pound of Additional Committed Quantities of HDC/Small Form in the positive amount (if any) equal to:

(A) *[Redacted]*% of
(B) the amount of the Customer Premium for such HDC/Small Form products minus the sum of (1) the HBC/Small Form Base Premium, (2) Glencore’s Reimbursable Costs, (3) Century’s Additional Casting Costs and (4) the P0610A Base Payment, if previously paid.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS EXHIBIT.  THE REDACTIONS ARE INDICATED WITH “*[Redacted]*”.  A COMPLETE VERSION OF THIS AGREEMENT AND EXHIBIT HAS BEEN FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

(e)    Payments for Other HDC/Small Form.
(i)    Fixed Payment. For each pound of HDC and Small Form Aluminum products delivered by Century to Glencore in excess of the applicable HDC/Small Form Committed Quantities (all such deliveries, “Other HDC/Small Form”), Glencore will make a fixed payment to Century equal to the sum of (1) the Metals Week US Transaction Price less a *[Redacted]* freight discount for Mt Holly and *[Redacted]* freight discount for Sebree, (2) the P0610A Base Payment, if applicable and (3) Century’s Additional Casting Costs.
(ii)    Additional Payment. Following the final sale of any Other HDC/Small Form to Customers by Glencore, Glencore will make an additional payment to Century for each such pound of Other HDC/Small Form in the positive amount (if any) equal to:
(A) *[Redacted]*% of
(B) the amount of the Customer Premium for such Other HDC/Small Form products minus the sum of (1) Glencore’s Reimbursable Costs less *[Redacted]* freight discount (as applicable), (2) Century’s Additional Casting Costs and (3) the P0610A Base Payment, if previously paid.
(f)    Commercially Reasonable Efforts. Glencore will use commercially reasonable efforts to sell all HDC and Small Form Aluminum products at the highest Customer Premium possible *[Redacted]*.
7.    Tee Bar.
(a)    Take or Pay. Pursuant to the Take or Pay Commitment, Glencore will purchase all Aluminum in tee bar form (collectively, “Tee Bar”), including foundry-grade tee bar (“Foundry Tee Bar”) and Unalloyed tee bar (“Unalloyed Tee Bar”) produced at the Century North America Facilities during the 2015 and 2016 Contract Years.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS EXHIBIT.  THE REDACTIONS ARE INDICATED WITH “*[Redacted]*”.  A COMPLETE VERSION OF THIS AGREEMENT AND EXHIBIT HAS BEEN FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

(b)    Committed Quantities. There will be *[Redacted]* Committed Quantities for Tee Bar in any Contract Year.
(c)    Fixed Premium Payments for Foundry Tee Bar. For each pound of Foundry Tee Bar delivered to Glencore for which a Fixed Premium has been determined in accordance with Section 3(b)(ii) (“Fixed Premium Foundry Tee Bar”), Glencore will make a fixed payment to Century in an amount equal to the sum of (1) the Metals Week US Transaction Price less *[Redacted]* and (2) the applicable Fixed Premium.
(d)    Payments for Other Foundry Tee Bar.
(iii)    Fixed Payment. Glencore will make a fixed payment to Century for each pound of Foundry Tee Bar other than Fixed Premium Foundry Tee Bar (“Other Foundry Tee Bar”) delivered to Glencore in an amount equal to the sum of (1) the Metals Week US Transaction Price less *[Redacted]* and (2) Century’s Additional Casting Costs, including hardener costs for Foundry Tee Bar as set forth on Exhibit A.
(iv)    Additional Payment. Following the final sale of any Other Foundry Tee Bar to Customers by Glencore, Glencore will make an additional payment to Century for each such pound of Other Foundry Tee Bar in the positive amount (if any) equal to:
(A) *[Redacted]*% of
(B) the amount of the Customer Premium for such Other Foundry Tee Bar, minus the sum of (1) Glencore’s Reimbursable Costs less *[Redacted]*, and (2) Century’s Additional Casting Costs.
(e)    Payments for Unalloyed Tee Bar. Glencore will make a single payment to Century for each pound of Unalloyed Tee Bar delivered to Glencore in an amount equal to the

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS EXHIBIT.  THE REDACTIONS ARE INDICATED WITH “*[Redacted]*”.  A COMPLETE VERSION OF THIS AGREEMENT AND EXHIBIT HAS BEEN FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

Metals Week US Transaction Price less *[Redacted]* freight discount. No further payments for Unalloyed Tee Bar will be due.
8.    Slab.
(a)    Take or Pay. Pursuant to the Take or Pay Commitment, Glencore will purchase all Aluminum in slab form (“Slab”) produced at the Century North America Facilities during the 2015 and 2016 Contract Years.
(b)    Committed Quantities. The Committed Quantities of Slab products are (i) in Contract Year 2015, *[Redacted]* produced at the Sebree Facility and (ii) in Contract Year 2016, such quantities from the Sebree and Hawesville Facilities as the Parties shall agree during the fourth quarter of 2015 based upon the optimal product mix for all Parties taking into account production levels, market conditions and casthouse capabilities (the “Slab Committed Quantities”). It is the intention of the Parties that the Slab Committed Quantity for Contract Year 2016 will not be less than the Slab Committed Quantity for Contract year 2015 unless market conditions make it unprofitable for Glencore to purchase and resell a greater or equal quantity in Contract Year 2016.
(c)    Payments for Base Committed Quantities of Slab. Glencore will make a fixed payment to Century for each pound of Base Committed Quantities of Slab delivered to Glencore in an amount equal to (1) the Metals Week US Transaction Price and (2) the applicable Fixed Premium.
(d)    Payments for Additional Committed Quantities of Slab.
(i)    Fixed Payment. Glencore will make a fixed payment to Century for each pound of Additional Committed Quantities of Slab (or any additional pounds of Slab ordered by

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS EXHIBIT.  THE REDACTIONS ARE INDICATED WITH “*[Redacted]*”.  A COMPLETE VERSION OF THIS AGREEMENT AND EXHIBIT HAS BEEN FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

Glencore in excess of the Slab Committed Quantities) delivered to Glencore in an amount equal to the sum of (1) the Metals Week US Transaction Price, (2) the Slab Base Premium and (3) Century’s Additional Casting Costs.
(ii)    Additional Payment. Following the final sale of any Additional Committed Quantities of Slab to Customers by Glencore, Glencore will make an additional payment to Century for each such pound of Additional Committed Quantities of Slab in the positive amount (if any) equal to:
(A) *[Redacted]*% of
(B) the amount of the Customer Premium for such Slab minus the sum of (1) the Slab Base Premium, (2) Glencore’s Reimbursable Costs and (3) Century’s Additional Casting Costs.
(e)    Payments for Other Slab Committed Quantities.
(i)    Fixed Payment. For each pound of Slab products delivered by Century to Glencore in excess of the applicable Slab Committed Quantities (all such deliveries, “Other Slab”), Glencore will make a fixed payment to Century equal to the sum of (1) the Metals Week US Transaction Price and (2) Century’s Additional Casting Costs.
(ii)    Additional Payment. Following the final sale of any Other Slab to Customers by Glencore, Glencore will make an additional payment to Century for each such pound of Other Slab in the positive amount (if any) equal to:
(A) *[Redacted]*% of
(B) the amount of the Customer Premium for such Other Slab minus the sum of (1) Glencore’s Reimbursable Costs and (2) Century’s Additional Casting Costs.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS EXHIBIT.  THE REDACTIONS ARE INDICATED WITH “*[Redacted]*”.  A COMPLETE VERSION OF THIS AGREEMENT AND EXHIBIT HAS BEEN FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

(f)    Commercially Reasonable Efforts. Glencore will use commercially reasonable efforts to sell all Slab at the highest Customer Premium possible *[Redacted]*.
9.    P0506A Aluminum.
(a)    Take or Pay. Pursuant to the Take or Pay Commitment, Glencore will purchase all P0506A Aluminum produced at the Century North America Facilities during the 2015 and 2016 Contract Years.
(b)    Committed Quantities. There will be *[Redacted]* Committed Quantities for P0506A Aluminum in any Contract Year.
(c)    Fixed Premium Payments for P0506A Aluminum. For each pound of P0506A Aluminum delivered to Glencore for which a Fixed Premium has been determined in accordance with Section 3(b)(ii) (“Fixed Premium P0506A Aluminum”), Glencore will make a fixed payment to Century in an amount equal to the sum of (1) the Metals Week US Transaction Price and (2) the applicable Fixed Premium.
(d)    Payments for Other P0506A Aluminum.
(iii)    Fixed Payment. For each pound of P0506A Aluminum delivered by Century to Glencore other than Fixed Premium P0506A Aluminum (“Other P0506A Aluminum), Glencore will make a fixed payment to Century equal to the sum of (1) the Metals Week US Transaction Price and (2) a shape premium of *[Redacted]* for ingot (if ordered by Glencore).
(iv)    Additional Payment. Following the final sale of any Other P0506A Aluminum to Customers by Glencore, Glencore will make an additional payment to Century for each such pound of Other P0506A Aluminum in the positive amount (if any) equal to:
(A) *[Redacted]*% of

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS EXHIBIT.  THE REDACTIONS ARE INDICATED WITH “*[Redacted]*”.  A COMPLETE VERSION OF THIS AGREEMENT AND EXHIBIT HAS BEEN FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

(B) the amount of the Customer Premium for such Other P0506A Aluminum minus the sum of (1) Glencore’s Reimbursable Costs and (2) the amount of any shape premium paid by Glencore pursuant to Section 9(d)(i)(2).
10.    Other Aluminum.
(a)    Take or Pay. Pursuant to the Take or Pay Commitment, Glencore will purchase all Other Aluminum produced at the Century North America Facilities during the 2015 and 2016 Contract Years.
(b)    Committed Quantities. There will be *[Redacted]* Committed Quantities for Other Aluminum in any Contract Year.
(c)    Payment for Other Aluminum. Glencore will make a single payment to Century for each pound of Other Aluminum delivered to Glencore in an amount equal to (i) the Metals Week US Transaction Price, (ii) less freight discounts of *[Redacted]* for Other Aluminum produced at the Sebree Facility, *[Redacted]* for Other Aluminum, produced at the Hawesville Facility and *[Redacted]* for Other Aluminum produced at the Mt. Holly Facility, (iii) plus a premium of *[Redacted]* for P0610A Aluminum which is (A) included in Century’s forecasted annual production as set forth on Exhibit D (as such forecast may be updated for Contract Year 2016), provided that no such premium will be due for quantities of P0610A purchased by Glencore hereunder in excess of *[Redacted]* in any month or (B) ordered by Glencore in excess of Century’s forecasted annual production as set forth on Exhibit D (as such forecast may be updated for Contract Year 2016), (iv) less a discount for Offgrade Aluminum as agreed by the Parties from time to time. No further payments for Other Aluminum will be due. For the avoidance of doubt, any Other Aluminum cast in Small Form shall be sold at the prices

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS EXHIBIT.  THE REDACTIONS ARE INDICATED WITH “*[Redacted]*”.  A COMPLETE VERSION OF THIS AGREEMENT AND EXHIBIT HAS BEEN FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

set forth in Section 6 and will satisfy Glencore’s obligation to purchase the HDC/Small Form Committed Quantities on a pound for pound basis.
11.    Recycled Aluminum and Scrap Aluminum. Century will be responsible for the sale of all Recycled Aluminum and Scrap Aluminum. Century and Glencore may agree for Century to sell and Glencore to purchase Recycled Aluminum or Scrap Aluminum from time to time at such prices and other terms and conditions as are agreed by Century and Glencore.
12.    Molten Aluminum. *[Redacted]*.
13.    High Conductivity Sow.
(a)    Take or Pay. Pursuant to the Take or Pay Commitment, Glencore will purchase *[Redacted]* per Contract Year of Aluminum in high conductivity sow form (“High Conductivity Sow”) produced by Century at the Hawesville Facility in the 2015 Contract Year *[Redacted]*.
(b)    Committed Quantities. There will be *[Redacted]* Committed Quantities for High Conductivity Sow in any Contract Year.
(c)    Fixed Premium Payments for High Conductivity Sow. For any High Conductivity Sow for which a Fixed Premium has been determined in accordance with Section 3(b)(ii) (“Fixed Premium High Conductivity Sow”), Glencore will make a fixed payment to Century for each pound of Fixed Premium High Conductivity Sow delivered to Glencore in an amount equal to the sum of (1) the Metals Week US Transaction Price and (2) the applicable Fixed Premium.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS EXHIBIT.  THE REDACTIONS ARE INDICATED WITH “*[Redacted]*”.  A COMPLETE VERSION OF THIS AGREEMENT AND EXHIBIT HAS BEEN FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

(d)    Payments for Other High Conductivity Sow.
(i)    Fixed Payment. For each pound of High Conductivity Sow delivered by Century to Glencore other than Fixed Premium High Conductivity Sow (“Other High Conductivity Sow”), Glencore will make a fixed payment to Century equal to the Metals Week US Transaction Price *[Redacted]*.
(ii)    Additional Payment. Following the final sale of any Other High Conductivity Sow to Customers by Glencore, Glencore will make an additional payment to Century for each such pound of Other High Conductivity Sow in the positive amount (if any) equal to:
(A) *[Redacted]*% of
(B) the amount of the Customer Premium for such Other High Conductivity Sow minus Glencore’s Reimbursable Costs.
14.    Monthly Orders. Prior to each Contract Year, Century shall provide Glencore with Century’s forecasted production at each Century North American Facility for such Contract Year. *[Redacted]*. Century will use its commercially reasonable best efforts to produce Aluminum in conformance with each such forecasted annual production. Century shall regularly update Glencore on its expected monthly production at each Century North American Facility. Based upon the foregoing, on or before the 15th day of the month preceding the month of production, Glencore will declare to Century in writing the quantities of Aluminum in the alloys, grades, sizes and shapes that Glencore wishes Century to produce at each Century North American Facility (other than the Hawesville and Ravenswood Facilities) in the following month

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS EXHIBIT.  THE REDACTIONS ARE INDICATED WITH “*[Redacted]*”.  A COMPLETE VERSION OF THIS AGREEMENT AND EXHIBIT HAS BEEN FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

(“Monthly Orders”). Century will use its commercially reasonable best efforts to produce Aluminum in conformance with the Monthly Orders. *[Redacted]*.
15.    Invoicing; Payment. Invoices for the fixed or single payments pursuant to Sections 4(c), 4(d)(i), 4(e)(i), 5(c), 5(d)(i), 6(c), 6(d)(i), 6(e)(i), 7(c), 7(d)(i), 7(e), 8(c), 8(d)(i), 8(e)(i), 9(c), 9(d)(i), 10(c), 13(c) and 13(d)(i) will be issued both (i) on a weekly basis on the first Business Day of each week for all Aluminum delivered to Glencore in the prior week and (ii) on the last day of each month if that day is not a Sunday. Invoices related to all other payments required to be made hereunder, including additional payments pursuant to Sections 4(d)(ii), 4(e)(ii), 5(d)(ii), 6(d)(ii), 6(e)(ii), 7(d)(ii), 8(d)(ii), 8(e)(ii), 9(d)(ii) and 13(d)(ii) will be issued on a monthly basis. Not later than two Business Days after receipt of an invoice from Century, Glencore will pay to Century the invoiced amounts. Payment shall be made by wire transfer of immediately available Dollars to such bank account as Century may designate from time to time. If a dispute arises involving the amount due under any invoice delivered hereunder, Glencore shall pay the undisputed portion of such invoice in accordance with this Section. Interest shall accrue and be payable on any valid receivable that is overdue by more than seven days at an annual rate equal to the then-current One-Month London Interbank Offered Rate (LIBOR), which appears on the Reuters Screen LIBOR01 Page on the date such invoice was due, plus *[Redacted]* prorated for the number of days past due.
16.    Glencore Sales. Glencore will use commercially reasonable efforts to sell all Aluminum purchased hereunder at the highest possible Customer Premium. *[Redacted]*. This Section 16 will not apply to any agreements which have been entered into between Glencore and its customers prior to the date of this Agreement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS EXHIBIT.  THE REDACTIONS ARE INDICATED WITH “*[Redacted]*”.  A COMPLETE VERSION OF THIS AGREEMENT AND EXHIBIT HAS BEEN FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

17.    Transparency. Within five Business Days after the end of each calendar month, Glencore will provide Century with a spreadsheet showing the applicable premium sharing calculations for resales of Century-Produced Aluminum by Glencore in the previous month. Either Century or Glencore will have the right to require one audit in each Contract Year of the other’s relevant books, records and contract documentation for purposes of evaluating compliance with the terms of this Agreement. Each of Century and Glencore may select the appropriate person(s) or firm of its own choosing to perform such an audit, which costs will be paid by the Party that requested the audit. Century may also conduct spot audits of up to three contracts per month (of Century’s choice) for sales of Century‑Produced Aluminum by Glencore to Customers in order to verify the costs of performing such contracts and Glencore’s profit share calculations. Any such spot audits will be conducted by Century at Century’s cost. The Parties will also consult regularly (but not less frequently than monthly), and make adjustments to the extent necessary or appropriate, regarding the administration and performance of this Agreement. Glencore will provide Century with the destination for all Century‑Produced Aluminum sold by Glencore to Customers such that Century can determine the appropriate tax impact, if any, to each of its Affiliates. Glencore will provide Century with resale certificates for all Century‑Produced Aluminum sold by Glencore to Customers.
18.    Delivery. Unless otherwise agreed, all Aluminum except Molten Aluminum sold to Glencore hereunder (including Aluminum stored by Century for Glencore hereunder) shall be delivered EXW at the applicable Century North America Facility as evenly spread as practicable throughout the contractual month of delivery.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS EXHIBIT.  THE REDACTIONS ARE INDICATED WITH “*[Redacted]*”.  A COMPLETE VERSION OF THIS AGREEMENT AND EXHIBIT HAS BEEN FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

19.    Weights and Analysis. Aluminum to be delivered by Century to Glencore shall be sampled and weighed by Century or its designee, and a certificate of such analysis shall accompany each shipment. Weights and analyses so made shall be deemed to be correct, but Glencore shall have the right to verify through an independent surveyor appointed by Glencore, at Glencore’s expense, within sixty days after Glencore’s customer(s) shall have received such Aluminum, any such weight or analysis. In the event of any material disagreement by Glencore with Century’s analysis or weight determination, Century and Glencore shall promptly meet and confer in good faith to reach agreement or, absent such agreement, to appoint a mutually agreed independent surveyor whose findings shall be final. Any mistake shall be promptly corrected by Century or Glencore, as the case may be. Nothing contained in this Section 19 shall limit or otherwise affect Glencore’s right of rejection set forth in Section 21.
20.    Title and Risk of Loss. Ownership, title, risk of loss or damage, and right of possession with respect to any and all Aluminum (other than Molten Aluminum) to be purchased by Glencore hereunder will pass to Glencore immediately when production is complete and such Aluminum is transferred into Glencore’s inventory. Ownership, title, risk of loss or damage, and right of possession with respect to any and all Molten Aluminum to be purchased by Glencore hereunder will pass to Glencore immediately before such Molten Aluminum is sold and delivered to the Customer.
21.    Quality. Aluminum sold to Glencore hereunder shall meet the Specifications set forth on Exhibit B hereto for each Century North America Facility, and shall be subject to rejection by Glencore if it does not meet the Specifications. Should Glencore or its Customer elect to reject any Aluminum sold hereunder for failure to meet the Specifications,

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS EXHIBIT.  THE REDACTIONS ARE INDICATED WITH “*[Redacted]*”.  A COMPLETE VERSION OF THIS AGREEMENT AND EXHIBIT HAS BEEN FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

Century shall, at Century’s option, (i) instruct Glencore to return such rejected Aluminum and Century shall ship replacement Aluminum (both at Century’s cost), or (ii) pay damages to Glencore with respect to such rejected Aluminum to compensate Glencore for any actual losses or damages incurred. All Aluminum sold to Glencore hereunder shall remain subject to Glencore’s inspection and rejection rights notwithstanding any prior payment made therefore by Glencore. If a Glencore Customer cancels or rejects any order of Century‑Produced Aluminum as a result of quality claims the Committed Quantities and/or the applicable agreed mixes of alloys, grades, forms and shapes of Aluminum for the applicable product may be reduced by Glencore in an equal amount. EXCEPT AS EXPRESSLY PROVIDED IN THIS SECTION 21, CENTURY MAKES NO REPRESENTATION OR WARRANTY AS TO THE ALUMINUM TO BE SOLD BY CENTURY TO GLENCORE HEREUNDER, AND CENTURY HEREBY DISCLAIMS ANY IMPLIED WARRANTIES OF MERCHANTABILITY, USAGE OR FITNESS FOR ANY PARTICULAR PURPOSE. Glencore's sole and exclusive remedies for breach of warranty shall be as set forth in this Section 21, provided that the foregoing clause shall not limit any remedies or claims that Glencore may have hereunder or under applicable law which is not based upon a breach of warranty.
22.    Force Majeure.
(a)    If, and to the extent, the performance of this Agreement by a Party (other than the giving of any notice required to be given or payment of monies due under this Agreement) is delayed, interrupted or prevented by reason of any labor dispute (including lockouts), accident, fire, explosion, flood, war (declared or undeclared), hostilities, riots, rebellion, blockade, or acts of any governments or any subdivisions or agencies thereof, acts of

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS EXHIBIT.  THE REDACTIONS ARE INDICATED WITH “*[Redacted]*”.  A COMPLETE VERSION OF THIS AGREEMENT AND EXHIBIT HAS BEEN FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

God, inability to secure or delay in securing machinery, equipment, materials, supplies, transportation, transportation facilities, fuel or power or any other cause whether or not of the nature or character specifically enumerated above which is beyond the reasonable control of such Party (“Force Majeure”) (i) such Party shall be excused, to such extent, from the performance of this Agreement (other than giving of any notice required to be given or payment of monies due under this Agreement) while and to the extent that such Party is delayed, interrupted or prevented from so performing by Force Majeure, and (ii) the performance of this Agreement (or the applicable portion thereof) shall be resumed as soon as practicable after such Force Majeure is removed.
(b)    Either Century or Glencore shall give notice to the other as soon as practicable after the occurrence of Force Majeure affecting it, and insofar as known, the probable extent to which such Party will be unable to perform or be delayed in performing its obligations. The Party claiming Force Majeure shall exercise due diligence to eliminate or remedy any such causes delaying and interrupting its performance and shall give the other Parties prompt written notice when that has been accomplished.
(c)    In the event a Force Majeure is declared hereunder:
(i)    Aluminum delivered hereunder after the termination of Force Majeure shall be priced, until such deliveries equal the amount of Aluminum affected by the Force Majeure, at the non-declaring Party’s option (which such Party shall declare to the other promptly after the affected Party’s notice of the termination of the Force Majeure), at a price equal to (x) the previously-determined price(s) for such quantity of Aluminum or (y) at a price, in the case of the first calendar month of resumed deliveries, determined by using a quotational

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS EXHIBIT.  THE REDACTIONS ARE INDICATED WITH “*[Redacted]*”.  A COMPLETE VERSION OF THIS AGREEMENT AND EXHIBIT HAS BEEN FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

period equal to such month, and in the case of the second calendar month of resumed deliveries by using a quotational period of the first calendar month of resumed deliveries.
(ii)    the term of this Agreement shall be extended by a period of time equal to the duration of the Force Majeure, and Aluminum delivered during the extension shall be priced in accordance with the terms of this Agreement.
(iii)    The parties will discuss in good faith equitable adjustments to the pricing of any quantities of Aluminum affected by Force Majeure which have been partially priced or for any partial period.
23.    Storage and Loading.
(a)    Unless directed otherwise by Glencore and subject to maximum storage levels to be agreed by the Parties, Century shall store all Century-Produced Aluminum purchased by Glencore hereunder at the Century North America Facility where such Aluminum was produced. Such storage, depending upon the product and subject to the storage capacity available to Century, may be open or enclosed, as agreed upon by the Parties. Any and all Aluminum stored by Century for Glencore shall be segregated and marked or posted in a manner reasonably acceptable to Glencore to clearly indicate that it is the property of Glencore.
(b)    After consulting with Century regarding the specifics of the project, Glencore will advance to Century the cost to increase the storage capacity at the Sebree Facility to safely and efficiently store five weeks’ worth of production capacity at planned production levels of *[Redacted]*. Century will repay *[Redacted]*% of the construction cost of such additional storage if the term of this Agreement is not extended through December 31, 2017, unless Glencore chooses not to extend the term (in such event, no repayment by Century will be

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS EXHIBIT.  THE REDACTIONS ARE INDICATED WITH “*[Redacted]*”.  A COMPLETE VERSION OF THIS AGREEMENT AND EXHIBIT HAS BEEN FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

required). Glencore and Century will meet at convenient times to assess current storage capacity at each of the Century North America Facilities with the goal of optimizing existing storage capacity and ensuring that the quality of stored Aluminum can be safely and efficiently maintained.
(c)    The following storage charges will be paid by Glencore to Century for Aluminum stored by Glencore at the following Century North America Facilities and such storage charges will not be included in Glencore’s Reimbursable Costs:
Hawesville Facility
*[Redacted]*
Sebree Facility
*[Redacted]*
Mt. Holly Facility
*[Redacted]*
Any Aluminum stored by Glencore at the Mt. Holly Facility for longer than six months will incur storage charges of *[Redacted]* for the additional time period. There will be no storage charges incurred for Aluminum stored by Glencore at the Mt. Holly Facility from the 15th day through the last day of any calendar month if such Aluminum was produced and made available to Glencore during such time period, but if such Aluminum remains in storage after the last day of such calendar month, storage charges will accrue thereafter as provided above. As soon as practicable following the date of this Agreement, Century and Glencore will negotiate in good

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS EXHIBIT.  THE REDACTIONS ARE INDICATED WITH “*[Redacted]*”.  A COMPLETE VERSION OF THIS AGREEMENT AND EXHIBIT HAS BEEN FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

faith adjustment(s) to the aforementioned storage costs to reflect Century’s actual storage costs and to agree upon maximum storage levels at each Century North American Facility.
(d)    At Glencore’s direction, Century shall load all Century-Produced Aluminum purchased by Glencore onto Glencore’s designated mode of transportation.
24.    Title to Stored Property.
(a)    Century acknowledges and agrees that by the execution of this Agreement it does not have nor will it obtain any title to any Stored Property or any proceeds thereof or legal or equitable interest therein except for its right to possession, as a bailee, for the purpose of storage in accordance with this Agreement.
(b)    Century covenants that all Stored Property shall be at all times free and clear of any lien, charge or encumbrance of any nature whatsoever excluding only those liens created by or attributable to Glencore in favor of persons other than Century.
(c)    Century shall maintain accurate, detailed and current inventory records in respect of the quantities, types and locations of all Stored Property and shall provide to Glencore a provisional electronic statement of such quantities, types and locations within two Business Days after the end of each month and a final such statement within seven Business Days after the end of each month. Glencore shall have the right, exercisable directly or through its regular independent public accountants or other representatives, and at its own risk and expense, to verify each such inventory of Stored Property during the ordinary business office hours of the applicable Century North America Facility, upon 24 hours’ prior notice.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS EXHIBIT.  THE REDACTIONS ARE INDICATED WITH “*[Redacted]*”.  A COMPLETE VERSION OF THIS AGREEMENT AND EXHIBIT HAS BEEN FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

(d)    Upon Glencore’s reasonable request, Century shall furnish to Glencore a holding certificate covering the Stored Property. Any such holding certificate shall be in the form of Exhibit C hereto.
(e)    Century hereby grants and continues to grant a security interest in favor of Glencore in and to all Stored Property held for Glencore hereunder. Such grant of a security interest is intended by Century and Glencore to be solely as a precaution against the holding by any court of applicable jurisdiction (notwithstanding the intention of the Parties) that Glencore is not the owner of the Stored Property. Century agrees that Glencore may from time to time file appropriate UCC financing statements in respect of the security interest granted hereby, and further agrees to take such other steps as are reasonably requested by Glencore to perfect such security interest.
(f)    Nothing in this Section 24 shall be deemed to affect Century’s rights under applicable law in the event of nonpayment by Glencore.
25.    Plant Performance; Technical Support. The Parties will consult regularly regarding (i) optimizing production rates, potential new products, reducing costs, the sales and marketing process and maximizing profits to each of the Parties, (ii) procedures for placing orders, scheduling deliveries, reporting, record keeping and giving notices to each other. Glencore will allow Century representatives to reasonably participate in the marketing process of any Aluminum covered hereunder, provided that, for the avoidance of doubt, all pricing decisions with Customers shall be made by Glencore in its sole discretion. Glencore shall provide Century with a monthly marketing report, summarizing any sales made in the previous month and providing a general market update. Century will provide regular technical support to

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS EXHIBIT.  THE REDACTIONS ARE INDICATED WITH “*[Redacted]*”.  A COMPLETE VERSION OF THIS AGREEMENT AND EXHIBIT HAS BEEN FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

Glencore, and to Glencore’s customers (if requested by Glencore), and the Parties agree that such technical support is critical to the successful performance of this Agreement. Upon notification from Glencore of any Century failure to provide adequate technical support, Century’s Senior Vice President of North American Operations (or any successor) shall meet with Glencore in good faith to discuss such alleged inadequacy and promptly take such steps as necessary to remedy such inadequacy in good faith. Century will maintain adequate inventory control procedures and will provide rolling production and delivery schedules to Glencore. If Century is unable to meet its production and delivery schedules in any material respect and such failure result in cancellation or reduction of orders from Customers or Glencore’s inability to market and sell the expected quantities of Century‑Produced Aluminum affected by such failure to its Customers as contemplated hereunder, Glencore will have the right to reduce, in an equal amount, the affected Committed Quantities and/or mixes of alloys, grades, forms and shapes which it has agreed to purchase hereunder.
26.    Equipment and Access. Century will maintain its current casting machinery and equipment, including, but not limited to, casting tables, homogenization ovens, stacking and bundling equipment, saws and sampling and testing equipment, in each case so as to ensure that it is able to produce the quantities and mixes of Aluminum products contemplated to be sold to Glencore pursuant to this Agreement. Century and Glencore will regularly discuss in good faith any improvements and investments in tooling, molds or other casting equipment that may be necessary to keep Century competitive in the Billet, Slab or Small Form markets. Century will maintain adequate rail access to each of the Century North America Facilities that is producing Aluminum contemplated to be sold to Glencore pursuant to this Agreement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS EXHIBIT.  THE REDACTIONS ARE INDICATED WITH “*[Redacted]*”.  A COMPLETE VERSION OF THIS AGREEMENT AND EXHIBIT HAS BEEN FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

27.    Trade Names; Trademarks. Each Party hereby acknowledges that it does not have, and will not acquire, any interest in any of the other Party's trademarks, trade names, and/or trade dress unless otherwise expressly agreed in a writing executed by the Parties.
28.    Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. The provisions of the United Nations Convention on Contracts for the International Sale of Goods shall not apply. Any controversy or claim arising out of or relating to this Agreement, or any breach thereof, shall be settled by arbitration administered by the American Arbitration Association in New York City under its Commercial Arbitration Rules. Each of Century and Glencore shall select one arbitrator and the two selected arbitrators shall select a third to complete the panel. If the two selected arbitrators cannot agree upon a third arbitrator, the American Arbitration Association shall appoint the third arbitrator. The determination of the arbitrators shall be final and binding on the Parties. Judgment on the award rendered by the arbitrators may be entered in any court having jurisdiction over the Party (or its assets) against whom such judgment is sought to be entered or enforced.
29.    Bankruptcy. This Agreement will terminate automatically if any Party ceases business, becomes insolvent or the subject of a proceeding under the U.S. Bankruptcy Code or other debtors’ relief law of any state or country (and such proceeding is not dismissed within sixty days in the case of an involuntary proceeding), or makes an assignment, agreement or composition with its creditors generally or suffers distress or process of execution to be levied on substantially all of its property or goes into liquidation.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS EXHIBIT.  THE REDACTIONS ARE INDICATED WITH “*[Redacted]*”.  A COMPLETE VERSION OF THIS AGREEMENT AND EXHIBIT HAS BEEN FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

30.    Termination. This Agreement may be terminated prior to expiration of its term:
(a)    by mutual agreement of the Century and Glencore;
(b)    by Century or by Glencore, in either case if the terminating Party is not in default hereunder and the other Party shall have breached any material term or condition of this Agreement or failed to perform any of its material obligations under this Agreement and such breach or failure continues unremedied for thirty days after notice thereof by the non-defaulting Party (or ten days after notice thereof if such default is a default of a payment obligation); or
(c)    automatically pursuant to Section 29 hereof.
31.    Notices. All notices or communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given when received or when transmitted by confirmed facsimile or email if sent to the address, facsimile number or email below:

If to Glencore:	Glencore Ltd.
Three Stamford Plaza
301 Tresser Boulevard
Stamford, Connecticut 06901
Attention: Aluminum/Alumina Department

Email:	patrick.wilson@glencore-us.com sylvia.malone@glencore-us.com matthew.douglas@glencore-us.com
If to Century:        Century Aluminum Company
One South Wacker Drive
Suite 1000
Chicago, IL 60606
Attention: Sales
Email: erich.squire@centuryaluminum.com

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS EXHIBIT.  THE REDACTIONS ARE INDICATED WITH “*[Redacted]*”.  A COMPLETE VERSION OF THIS AGREEMENT AND EXHIBIT HAS BEEN FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

With a copy to:
Century Aluminum Company
One South Wacker Drive
Suite 1000
Chicago, IL 60606
Attention: General Counsel
Email: generalcounsel@centuryaluminum.com
32.    Assignment. Century may assign this Agreement and any of its rights hereunder to one or more of its secured lenders as collateral. Century or Glencore may assign this Agreement to any Affiliate of such Party so long as the assignee remains an Affiliate of such Party and provided that Century or Glencore as the case may be shall remain liable for all obligations of the assignee hereunder. Except for the foregoing permitted assignments or as contemplated by Section 33, no Party shall assign this Agreement or any rights or duties hereunder without the written consent of each of the other Parties, and any purported assignment without such written consent shall be null and void.
33.    Sale of a Century North America Facility. In the event of a sale to a Non-Affiliate of Century Parent of all or substantially all of the assets of any Century North America Facility or the equity of the owner of such facility (such facility being a “Sold Facility”), the purchaser shall assume the obligation to sell the aluminum production of such facility to Glencore pursuant to the terms of this Agreement (i) through the end of the calendar year in which the Sold Facility was transferred to a Non-Affiliate and (ii) such longer period to the extent necessary to fulfill any outstanding Glencore commitments to its Customers with respect to Aluminum to be purchased from Century hereunder.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS EXHIBIT.  THE REDACTIONS ARE INDICATED WITH “*[Redacted]*”.  A COMPLETE VERSION OF THIS AGREEMENT AND EXHIBIT HAS BEEN FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

34.    Severability. If any provision of this Agreement is determined by a court of competent jurisdiction to be null and void or unenforceable, the remaining provisions of this Agreement shall remain in full force and effect and the Agreement shall be construed to give effect to the intent of the Parties.
35.    Waiver. No Party shall be deemed to have waived any right, power or privilege under this Agreement unless such waiver is in writing and duly executed by it. No failure or delay in exercising any right hereunder shall be deemed a waiver thereof by any Party. No exercise or partial exercise of any right, power or privilege shall preclude any other or further exercise thereof or of any other right, power or privilege.
36.    Entire Agreement. This Agreement, including the Exhibits hereto, is the exclusive and complete agreement among the Parties relating to the subject matter hereof, sets forth their entire understanding and supersedes all prior writings, representations, and understandings among the Parties. This Agreement may be amended only by a writing duly signed by each of the Parties.
37.    Headings. The headings used in this Agreement are intended for guidance only and will not be considered part of the written understanding between the Parties.
38.    Limitation of Damages. No Party shall be liable for special, punitive or consequential damages (including loss of profits and loss of production) resulting from a breach of warranty, delay of performance or other default hereunder.
39.    Confidentiality. Each of the Parties shall, and shall cause its agents, employees, officers, directors and professional advisors (collectively, “Representatives”) and its Affiliates to keep confidential, disclose only to its Affiliates or Representatives, and use only in

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS EXHIBIT.  THE REDACTIONS ARE INDICATED WITH “*[Redacted]*”.  A COMPLETE VERSION OF THIS AGREEMENT AND EXHIBIT HAS BEEN FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

connection with the performance of this Agreement (and for no other purpose), the terms of this Agreement and all information and data obtained by them from the other Parties or their Affiliates or Representatives relating to such other Parties or their Affiliates, (other than information or data that is or becomes available to the public other than as a result of a breach of this Section 39 or otherwise has not been provided under an obligation of confidentiality in connection herewith), unless disclosure of such information or data is required by applicable law or in connection with filings with a governmental authority. If such disclosure is required by applicable law or made in connection with filings with a governmental authority, to the extent possible, the disclosing Party shall provide prior notice of such disclosure to the non-disclosing Parties and shall consult with the non-disclosing Parties with respect to any such disclosure. Upon termination of this Agreement, each Party shall, and shall use its commercially reasonable efforts to cause its Affiliates and Representatives to, promptly return to the other Parties, or destroy, all documents (including all copies thereof) containing any such information or data, and each Party shall, and shall cause its respective Affiliates and Representatives to, comply with such Party’s obligations under this Agreement in accordance with its terms.
40.    Guarantees. Century Parent and Glencore Funding LLC have entered into guarantees of the obligations of NSA, Sebree, CASC and CAWV hereunder, in the case of Century Parent, and the obligations of Glencore hereunder, in the case of Glencore Funding LLC.
41.    Counterparts. This Agreement and any amendments hereto may be executed in any number of counterparts, each of which will be deemed an original, but all of

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS EXHIBIT.  THE REDACTIONS ARE INDICATED WITH “*[Redacted]*”.  A COMPLETE VERSION OF THIS AGREEMENT AND EXHIBIT HAS BEEN FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

which together will constitute one and same instrument. Each counterpart may consist of a number of copies thereof each signed by less than all, but together signed by all, of the Parties.

[SIGNATURE PAGES FOLLOW]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS EXHIBIT.  THE REDACTIONS ARE INDICATED WITH “*[Redacted]*”.  A COMPLETE VERSION OF THIS AGREEMENT AND EXHIBIT HAS BEEN FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

IN WITNESS WHEREOF, the Parties have signed this Agreement as of the day and year first written above.
CENTURY ALUMINUM COMPANY
By:    /s/ Jesse E. Gary
Name:    Jesse E. Gary
Title:     Executive Vice President
NSA GENERAL PARTNERSHIP
By:    /s/ Jesse E. Gary
Name:    Jesse E. Gary
Title:     President
CENTURY ALUMINUM SEBREE LLC
By:    /s/ Jesse E. Gary
Name:    Jesse E. Gary
Title:     President
CENTURY ALUMINUM OF SOUTH CAROLINA, INC.
By:    /s/ Jesse E. Gary
Name:    Jesse E. Gary
Title:     President
CENTURY ALUMINUM OF WEST VIRGINIA, INC.
By:    /s/ Jesse E. Gary
Name:    Jesse E. Gary
Title:     President

[SIGNATURE PAGE TO ALUMINUM PURCHASE AGREEMENT]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS EXHIBIT.  THE REDACTIONS ARE INDICATED WITH “*[Redacted]*”.  A COMPLETE VERSION OF THIS AGREEMENT AND EXHIBIT HAS BEEN FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

GLENCORE LTD.
By:    /s/ Patrick J. Wilson
Name: Patrick J. Wilson
Title:     Authorized Signatory